OPTIMUM FUND TRUST

Optimum Large Cap Value Fund
(the "Fund")

Supplement to the Fund's Prospectuses
dated August 1, 2004

The following information replaces the section of the Fund's Prospectuses entitled "Sub-advisers and portfolio managers - Large Cap Value Fund" under the heading titled "Who manages the Funds":

Large Cap Value Fund

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as a sub-adviser to the Fund) under the name Van Kampen ("Van Kampen"), located at 1221 Avenue of the Americas, New York, New York 10020, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. As of March 31, 2004, Van Kampen and its affiliated asset management companies managed approximately $388.9 billion in assets under management. Van Kampen has held its Fund responsibilities since the Fund's inception.

Van Kampen's Equity Income team is primarily responsible for the day-to-day management of Van Kampen's share of the Fund's assets. Current members of the team include James A. Gilligan, Managing Director; Thomas Bastian, Vice President; Sergio Marcheli, Vice President; James O. Roeder, Vice President; and Vincent E. Vizachero, Associate. The Equity Income team has held its Fund responsibilities since the Fund's inception.

Massachusetts Financial Services Company ("MFS"), located at 500 Boylston Street, Boston, Massachusetts 02116, is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924, and the founding of the first mutual fund. As of March 31, 2004, MFS had over $142.2 billion in assets under management. MFS has held its Fund responsibilities since the Fund's inception.

Steven R. Gorham, Senior Vice President, has primary responsibility for the day-to-day management of MFS's share of the Fund's assets. Mr. Gorham has been employed in the MFS investment management area since 1992 and has held his Fund responsibilities since the Fund's inception.

This Supplement is dated April 14, 2005.